UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

LIBERTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-51992	20-4447023
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

16 West Franklin Street, Liberty, Missouri
(Address of principal executive offices)

 (816) 781-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by Liberty Bancorp, Inc. (the “Company”) to include the signature of Brent M. Giles, which was inadvertently omitted from the Current Report on Form 8-K filed by the Company on November 13, 2007.  The corrected Form 8-K follows.

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2007, Liberty Bancorp, Inc., the holding company for BankLiberty, issued a press release announcing its financial results for the quarter and year-ended September 30, 2007.  The press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release Dated November 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007	By:	/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer